John Deere Owner Trust 1999-A                    EXHIBIT 99.1
Statement to Certificateholder

$167,300,000 Class A-1 4.9988% Asset Backed Notes
     due June 19, 2000
$262,000,000 Class A-2 5.4660% Asset Backed Notes
     due August 15, 2001
$186,000,000 Class A-3 5.9400% Asset Backed Notes
     due October 15, 2002
$146,125,000 Class A-4 6.1200% Asset Backed Notes
     due October 17, 2005
$32,230,000  6.100% Class B Asset Backed Notes
     due October 17, 2005
$12,086,832  Asset Backed Certificates

Payment Date:                                       16-Aug-99

(1)  Amount of principal being paid or distributed:

  (a)  A-1 Notes:                              $24,523,642.28
         per $1,000 original principal amount:        $146.58

  (b)  A-2 Notes:                                      ($0.00)
         per $1,000 original principal amount:         ($0.00)

  (c)  A-3 Notes:                                       $0.00
         per $1,000 original principal amount:          $0.00

  (d)  A-4 Notes:                                       $0.00
         per $1,000 original principal amount:          $0.00

  (e)  B Notes:                                 $1,038,037.77
         per $1,000 original principal amount:         $32.21

  (f)  Certificates:                              $389,264.16
         per $1,000 original principal amount:         $32.21

  (g)  Total:                                  $25,950,944.21

(2)   Amount of interest being paid or distributed:

  (a)  A-1 Notes:                                 $562,837.88
         per $1,000 original principal amount:          $3.36

  (b)  A-2 Notes:                               $1,272,970.67
         per $1,000 original principal amount:          $4.86

  (c)  A-3 Notes:                                 $920,700.00
         per $1,000 original principal amount:          $4.95

  (d)  A-4 Notes:                                 $745,237.50
         per $1,000 original principal amount:          $5.10

  (e)  B Notes:                                   $155,091.46
         per $1,000 original principal amount:          $4.81

  (f)  Certificates:                                    $0.00
         per $1,000 original principal amount:          $0.00

  (g)  Total:                                   $3,656,837.51

(3)  After giving effect to distributions
     on this Payment Date:

  (a) (i)  outstanding principal amount
           of A-1 Notes:                      $102,145,280.47
      (ii) A-1 Note Pool Factor:                    0.6105516

  (b) (i)  outstanding principal amount
           of A-2 Notes:                      $262,000,000.00
      (ii) A-2 Note Pool Factor:                    1.0000000

  (c) (i)  outstanding principal amount
           of A-3 Notes:                      $186,000,000.00
      (ii) A-3 Note Pool Factor:                    1.0000000

  (d) (i)  outstanding principal amount
           of A-4 Notes:                      $146,125,000.00
      (ii) A-4 Note Pool Factor:                    1.0000000

  (e) (i)  outstanding principal amount
           of B Notes:                         $29,471,757.94
      (ii) B Note Pool Factor:                      0.9144200

  (f) (i)  Certificate Balance                 $11,051,909.23
      (ii) Certificate Pool Factor:                 0.9143760

(4)  Note Value at end of related
     Collection Period:                       $736,793,948.45

(5) Pool Balance (excluding accrued
    interest) at the end of the related
    Collection Period                         $728,518,976.61

(6)  Amount of Servicing Fee:                     $628,908.70
          per $1,000 original principal amount:     0.7805338

(7)  Amount of Administration Fee:                    $100.00

(8)  Aggregate Purchase Amounts for
     Collection Period:                                 $0.00

(9)  Amount in Reserve Account:                $14,735,878.97
     Specified Reserve Account Balance:        $14,735,878.97

(10)  Aggregate amount of Realized Losses
      for the Collection Period:                        $0.00

(11)  Amount of Payments that are more than
      60 days past due:                        $   538,109.00